UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	000-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road
Yardley, Pennsylvania 19067
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

TABLE OF CONTENTS

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2019, Crown Holdings, Inc. (the “Company”) entered into that certain Incremental Amendment No. 2 and Third Amendment to Amended and Restated Credit Agreement (such agreement, as previously and further amended, supplemented, amended and restated or otherwise modified from time to time prior to such amendment, the “Existing Credit Agreement,” the Existing Credit Agreement as amended by such amendment, the “Amended Credit Agreement,” and such amendment, the “Amendment”) among Crown Americas LLC, as U.S. Borrower, Crown European Holdings S.A., as European Borrower, Crown Metal Packaging Canada LP, as Canadian Borrower, and each of the Subsidiary Borrowers party thereto, Crown Cork & Seal Company, Inc., Crown International Holdings, Inc., each other Credit Party party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank AG, London Branch, as U.K. Administrative Agent, Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent, the 2019 Additional Term Lenders party thereto and the Revolving Lenders party thereto.

The Amendment, among other changes, provided for (a) the commitment to fund (x) $1,100 million Additional Term A Loans (under the Existing Credit Agreement) and (y) €450 million of Additional Term Euro Loans (under the Existing Credit Agreement), the proceeds of which, together with the proceeds from the issuance of €550 million of 0.750% senior notes due 2023 by Crown European Holdings S.A., cash on hand and borrowings under the Revolving Facilities under the Amended Credit Agreement were used, among other things, to refinance in full the Euro Term B Loans, the Term Euro Loans, the Dollar Term B Loans and the Term A Loans and pay all unpaid interest, fees and other amounts related thereto, in each case, outstanding under the Existing Credit Agreement and to pay costs and expenses related thereto, (b) the replacement in full of the Canadian Revolving Commitments under the Existing Credit Agreement with $50 million of Canadian Revolving Commitments (under the Amended Credit Agreement), (c) the replacement in full of the Dollar Revolving Commitments under the Existing Credit Agreement with $600 million of Dollar Revolving Commitments (under the Amended Credit Agreement) and (d) the replacement in full of the Multicurrency Revolving Commitments under the Existing Credit Agreement with $1,000 million of Multicurrency Revolving Commitments (under the Amended Credit Agreement). The maturity date for the Additional Term A Loans, Additional Term Euro Loans and the Revolving Facilities will be the fifth anniversary of the closing date of the Amendment. The interest rate on the Facilities (under the Amended Credit Agreement) is (i) at Crown Americas’ option with respect to the Dollar Revolving Loans and the Term A Loans (in each case, under the Amended Credit Agreement), either (A) the “eurocurrency rate” (which is the applicable interbank offered rate plus any applicable reserve requirements) plus 1.50% or (B) the “base rate” (which is the greatest of the prime rate most recently announced by the Administrative Agent, the federal funds rate plus 0.50% and the applicable interbank offered rate plus 1.00%) plus 0.50% and (ii) with respect to the Canadian Revolving Loans, Dollar Revolving Loans, Multicurrency Revolving Loans, Term Euro Loans and Term A Loans (in each case, under the Amended Credit Agreement), the eurocurrency rate plus 1.50%. In each case, the applicable margin is subject to step down based on the total leverage ratio for the test period ending as of the most recently ended fiscal quarter and, in the case of applicable margin relating to the eurocurrency rate, is subject to further step down based on the “Management Score” in respect of environment, social and governance factors most recently calculated and assigned to the Company by Sustainalytics B.V.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s next annual report on Form 10-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information provided in Item 1.01 above is hereby incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Richard Fearon, Stephen Hagge, and B. Craig Owens were elected to serve on the Board of Directors of the Company.

Mr. Fearon currently serves as the Vice Chairman and Chief Financial and Planning Officer for Eaton Corporation Plc, a power management company with manufacturing facilities globally. Mr. Hagge is the former President and Chief Executive Officer of AptarGroup, Inc., a global packaging manufacturer of dispensing and closure systems for the fragrance/cosmetic, personal care, pharmaceutical, household and food/beverage markets. Mr. Owens is the former Chief Financial Officer of Campbell Soup Company, a manufacturer of soup and vegetable juices, and Delhaize Group S.A./N.V., an international food retailer and operator of supermarkets.

At this time, Mr. Fearon, Mr. Hagge, and Mr. Owens have not been appointed to serve on any committees of the Board. Mr. Fearon, Mr. Hagge, and Mr. Owens will each receive the same compensation that the other directors who are not employees of the Company receive for Board and committee membership, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 18, 2019.

There are no arrangements between Mr. Fearon, Mr. Hagge, and Mr. Owens and any other person pursuant to which Mr. Fearon, Mr. Hagge, and Mr. Owens were appointed to serve as directors of the Company, nor are there any transactions in which the Company is a participant in which Mr. Fearon, Mr. Hagge, and Mr. Owens have a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following is furnished as an exhibit to this report.
99. Crown Holdings, Inc. press release dated December 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
David A. Beaver
Vice President and Corporate Controller

Dated: December 18, 2019

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press release, dated December 17, 2019, issued by Crown Holdings, Inc.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.